STERLING CAPITAL LONG/SHORT EQUITY FUND

SUPPLEMENT DATED SEPTEMBER 5, 2014 TO THE

CLASS A AND CLASS C SHARES SUMMARY PROSPECTUS

AND INSTITUTIONAL SHARES SUMMARY PROSPECTUS,

EACH DATED FEBRUARY 1, 2014, AS AMENDED

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Sterling Capital Long/Short Equity Fund Class A Shares and Class C Shares Summary Prospectus and Institutional Shares Summary Prospectus, each dated February 1, 2014, as amended:

The Board of Trustees of Sterling Capital Funds has approved the appointment of Emancipation Capital, LLC (“Emancipation Capital”) as a sub-adviser to the Fund. It is expected that the Fund’s current sub-advisory contract with Sanborn Kilcollin Partners, LLC will terminate and that Emancipation Capital will begin acting as a sub-adviser to the Fund in early October 2014. Additional information regarding Emancipation Capital will be provided in a subsequent filing in connection with the transition.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS FOR FUTURE REFERENCE

LGST-Supp0914